Subsequent Events	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2021	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events

Note 17 – Subsequent Events

In April 2021, SBG received notification that its PPP loan has been forgiven in full.

In April 2021 we filed a registration statement on Form S-1 for the sale of up to $60 million of common stock.

In May 2021, our board of directors approved the Company to increase the amount of authorized shares from 150,000,000 to 250,000,000. In addition, the board has approved the Company the right to affect a reverse stock split with a range from 1 to 1.5 up to 1 to 10. The Company’s Articles of Incorporation have not yet been amended with respect to either of the a above-referenced actions.

In May 2021, we received $718,000 in convertible notes which has an annual interest rate of 7%. All notes mature October 2021.

Copa Di Vino Corporation [Member]
Subsequent Events

Note 8 – Subsequent Events

In December 2020, the company entered into an asset purchase agreement with Splash Beverage Group, Inc. (“Splash”), a Colorado company, and two of its wholly-owned subsidiaries, in which Splash acquired substantially all of the net assets that comprise the Company’s bottling and distribution business.

Note 9 – Subsequent Events

Letter of Intent –The Company received a Letter of Intent dated July 26, 2020, under which an unrelated third party intends to acquire substantially all of the Company’s assets. Closing of the transaction, which is expected to occur in 2020, is contingent on management and board of directors’ approval and receipt of necessary regulatory approvals, along with satisfaction of other customary closing conditions.

Canfield [Member]
Subsequent Events			NOTE 9. SUBSEQUENT EVENTS The Company has evaluated subsequent events through the date these financial statements were issued and determined that there are no reportable subsequent events.